UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares

(Ticker Symbol: MQRAX)

Class I Shares

(Ticker Symbol: MQRIX)

ACR International Quality Return (IQR) Fund

Class A Shares

(Ticker Symbol: IQRAX)

Class I Shares

(Ticker Symbol: IQRIX)

ANNUAL REPORT

November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds by contacting the Funds at (855) 955-9552 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (855) 955-9552 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

ACR Funds

Each a series of Investment Managers Series Trust II

Table of Contents

ACR Multi-Strategy Quality Return (MQR) Fund
Shareholder Letter	1
Fund Performance	12
Schedule of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
ACR International Quality Return (IQR) Fund
Shareholder Letter	23
Fund Performance	36
Schedule of Investments	38
Statement of Assets and Liabilities	41
Statement of Operations	42
Statement of Changes in Net Assets	43
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	56
Supplemental Information	57
Expense Examples	63

This report and the financial statements contained herein are provided for the general information of the shareholders of the ACR Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.acr-investfunds.com

November 30, 2018

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present its fourth annual investment letter for the ACR Multi-Strategy Quality Return (MQR) Fund (“MQR” or “MQR Fund,” or “the Fund”).

Communication is one of ACR’s five core investment principles. Clear communication from an investment manager to its investors is essential for intelligent shareholder decision-making. Fund manager transparency regarding its principles and process is critical to fostering shareholder understanding and reducing the risk that shareholders sell their shares at inopportune times. ACR’s intent is to develop a unique group of well-informed shareholders who understand essential principles of investing and who remain committed to a long-term investment holding period. ACR is committed to transparent communication to help ensure that our shareholders understand the Fund’s positioning and base investment decisions upon logic rather than fear.

Our aim with this annual report is to provide you with the information you need to understand the performance and positioning of the MQR Fund. This report includes a summary and discussion of the Fund’s performance and its audited financial statements. In addition, ACR’s fund website, www.acr-investfunds.com, provides a wealth of information about the Fund and connects you to ACR’s firm website, which includes quarterly firm commentaries that explain our investment philosophy, view of market conditions, and investment strategies.

ACR understands that the trust and confidence of MQR Fund shareholders is contingent upon integrity between ACR’s words and actions and, ultimately, the MQR Fund’s investment results. The ACR investment team strives to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision-making.

1

Management’s Discussion of Fund Performance

Total Fund Market Return	Fiscal Year Ended 11/30/2018	Inception To Date Return[1]
MQRAX with Maximum Sales Load[2]	-6.41%	1.75%
MQRAX at NAV	-0.68%	3.31%
MQRIX at NAV	-0.50%	3.49%
MSCI ACWI (Gross) Index	-0.46%	6.92%
HFRI Equity Hedge (Total) Index	-2.07%	3.49%

1.	Reflects forty-seven months of performance, annualized, as fund was launched 12/31/2014.
2.	Reflects a deduction for the fund’s maximum front-end sales charge of 5.75%.
•	Per the current prospectus, gross and net expense ratios for the Class I Shares were 1.92% and 1.51% respectively and for the Class A Shares were 2.13% and 1.72% respectively.
•	The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

The MQR Fund’s results in the trailing twelve months were in-line with broader market indices. Despite an approximately flat fiscal year performance, market volatility during the year allowed the investment team to increase the Fund’s exposures at what our research shows to be exceptionally low prices relative to our estimates of fundamental values. As discussed further below, ACR’s research continues to show that risk assets are generally overvalued. However, intra-market dislocations during the year drove pockets of value that the team exploited by adding to its exposures.

ACR’s primary objective as the steward of MQR Fund shareholder capital is to ensure that the quality of the Fund’s NAV is high. This means that the securities in the Fund have fundamental values that at a minimum support the Fund’s NAV. Significantly, ACR does not attempt to protect against volatility in the market prices of our holdings relative to the market. Rather, the investment team focuses on purchasing the equity and debt securities of companies that are supported by durable cash flows and are trading at a discount to a conservative appraisal of fundamental value. We cannot control price fluctuations over the short-term, but over the long-term believe that the trading price of a company’s securities will reflect its free cash flow per share growth.

2

The investment team’s research indicates that MQR’s current holdings trade at substantial discounts to their fundamental values. Collectively, the MQR Fund’s portfolio holdings traded at a 0.74x price to value ratio at fiscal year-end 2018 versus 0.83x at the prior year-end. The investment team believes that this provides support to our view that the MQR Fund’s NAV is on solid ground and further supports our confidence in our ability to achieve the Fund’s objectives over the long run.

The remainder of this letter will focus on MQR’s objectives, portfolio positioning, and market conditions (including a discussion of top contributors and detractors to the Fund’s performance).

MQR Objectives

The investment objectives of the MQR Fund are to preserve capital during periods of economic decline and provide above-average absolute and relative returns in the long run. “Long run” is defined as an investment performance period which includes a full economic cycle of expansion and contraction in output and equity market prices.

“Above-average absolute returns” means higher than a “fair” equity-like return (i.e., stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. The term “absolute return” in no way implies there will be positive returns in any period other than in the “long run” as defined above. Market value fluctuations are expected to produce significant negative returns in certain short-term periods. Annual market returns are expected to be both positive and negative.

“Above-average relative returns” means returns higher than returns of an equity market benchmark in the long run. The equity market benchmark is the MSCI ACWI Index because it is a broad proxy for the world equity market.

To achieve each of these objectives, ACR seeks securities that (a) have reliable cash flows and (b) are priced at a discount to a conservative estimate of the present value of these cash flows. The investment team refrains from putting capital to work in a security unless the investment, at fundamental value, is expected to generate at least a 5–7% annualized return over inflation. We believe the ability to purchase the security at a discount to our estimate of fundamental value should allow us to earn an excess return over this minimum hurdle. More importantly, the discount to fundamental value helps protect capital against permanent impairment and thereby increases the likelihood that the Fund meets its return hurdles.

Portfolio Positioning and Market Conditions

The high-priced market environment, which we have commented on since the inception of the Fund, continued during fiscal year 2018. Despite the frothy backdrop, we were able to capitalize on bouts of volatility in certain market segments and geographies to deploy capital at sufficiently attractive going-forward returns. Specifically, the investment team was able to take advantage of this increased opportunity set during the year by adding significant exposure to companies operating in industries related to automotive, energy, and financial services. Overall, the Fund ended fiscal year 2018 with an approximate 73% net long exposure versus 65% at fiscal year-end 2017. In the remainder of this letter, we discuss our top contributors and detractors, as well as the equity and credit markets at a high level.

3

Top Contributors and Detractors

Notably, international markets performed demonstrably weaker than domestic markets during the fiscal year with the MSCI ACWI ex-US Index down approximately 8.1% and the S&P 500 up approximately 6.3%. Consistent with these return patterns, MQR’s top three performers during the fiscal year were all U.S.-based companies with little to no foreign revenue. In contrast, MQR’s bottom three performers were headquartered abroad.

Top Contributors

The Fund’s positions in Express Scripts, Advance Auto Parts, and CenturyLink each added over 100 basis points to the Fund’s performance. The acquisition of Express Scripts by Cigna was announced in March 2018 and closed in September 2018, driving Express Scripts’ performance. Advance Auto Parts’ share price appreciated significantly as it posted robust same-store sales growth well above the Street’s estimates. Finally, CenturyLink’s share price increased over the period as free cash flow generation exceeded analysts’ estimates. ACR sold its investment in Express Scripts and Advance Auto Parts during fiscal 2018, as their share prices traded above our estimate of fundamental value. The Fund maintained its position in CenturyLink; it entered the year still undervalued and saw modest fundamental value growth during the year.

Top Detractors

Offsetting the above positive performance was negative performance by the Fund’s investments in Liberty Global, Protector Forsikring, and Vodafone. Each investment cost the Fund over 100 basis points of performance in fiscal 2018. Given the losses in these positions, we provide an expanded discussion of these companies below but note at the outset that the share price declines significantly exceeded ACR’s reduction in fundamental value in each position.

Vodafone (“VOD”) and Liberty Global (“LBTY”) Discussion

Two of the Fund’s three worst performers in the year were its investments in VOD and LBTY as both companies were down in the mid-20s percent during fiscal 2018. VOD is one of the largest global telecommunication companies, and LBTY is a European cable company with a high-quality broadband network. We have been on record communicating that we believed both companies were independently well-positioned strategically and attractively priced. Additionally, we stated that we saw a compelling case for the businesses to merge parts, or all, of their portfolios as they had complementary assets in overlapping geographies. VOD is predominately a mobile communication business, and LBTY is nearly entirely a broadband and cable business. Increasingly, the EU is “converging” service offers and offering consumers a bundle of mobile phone, broadband internet, TV, and landline phone (i.e., the “quad play” or “converged” offer). The reasons for offering converged offers is sensible: There are significant cost synergies to be obtained from combining a mobile and broadband network, customers prefer an integrated offer that is often at a lower price than the sum of the parts, and customers switch providers less frequently with a bundled offer and thereby provide a higher lifetime value to the service provider.

4

In May 2018, VOD announced it was acquiring several of LBTY’s broadband assets in various overlapping geographies for approximately €19 billion. The transaction multiple was approximately 11x earnings before interest, tax, depreciation and amortization (“EBITDA”). We were happy with the strategic merits of the transaction and the price paid. We believed that 11x EBITDA was a fair price to pay from VOD’s perspective, considering it allows VOD to save significant costs from combining a mobile and broadband network, accelerate growth, and increase its free cash flow (“FCF”). Additionally, we believed that LBTY got an attractive 11x EBITDA for assets that we internally valued closer to 9–10x EBITDA. From our perspective, it is a win-win. We scratched our heads when VOD’s and LBTY’s share price declined by approximately 20% from the date of the acquisition announcement to the end of fiscal year 2018.

We have read many reasons why both stocks sold down, but, none to us hold longer-term relevance. The VOD concerns relate to the increase in debt post the acquisition close, the shorter-term impact on FCF, and the associated cash flow coverage of the company’s attractive dividend payment. It is true that the company will take on more debt and that integration expenses might create short-term operational cash flow shortages; however, what we believe is not commonly understood is that this transaction significantly improves VOD’s business quality by increasing the exposure to the more stable broadband product. This will allow the company to offer fully converged services on a larger part of its geographical footprint and benefit from the positive attributes related to convergence that we discussed above. Additionally, according to our research, VOD stands to generate significantly more FCF over the medium term with the transaction than without it. We consider the share price sell-off as irrational and have added exposure to the company throughout the year. From LBTY’s perspective, we have read statements that 11x EBITDA was too low, that the company could make an expensive acquisition with the proceeds received from VOD, and that the remaining businesses are of lower quality than the businesses sold. We disagree with the first and second premise for the following reasons: the divestment price was higher than what we incorporated in our valuation, LBTY’s management has repeatedly stated that they don’t expect to acquire anything, and all proceeds at current valuation levels would likely go to share repurchases. We agree with the third premise, but this ignores a vital component of price for the remaining assets. From our research, the implied valuation for the remaining LBTY fully-operated businesses (i.e., UK, Switzerland, some Central Europe) is between 5–6x EBITDA. LBTY completed the sale of its Austria business to Deutsche Telecom for approximately 11x in mid-2018 and is in the process of selling assets to VOD for approximately 11x as well. Based on our research, LBTY is very cheap, especially if the deal proceeds are used to repurchase shares near today’s very attractive level. We hope the share price stays depressed until the share repurchase is complete.

Protector Forsikring Discussion

The second largest negative contributor to the Fund’s fiscal 2018 performance was Protector Forsikring, with a drop in its share price in the high-30s percent. Protector Forsikring is a Norwegian insurance company with a long-term track record of very attractive growth (approximately 20% per year) at very attractive returns (approximately 20% return on equity (“ROE”)). The source of the attractive ROEs is the company’s route to market and its entrepreneurial and productive workforce that allows it to have a significant cost advantage over its competitors. The company’s growth has come from market share gains (the company has an approximate $450 million market cap and therefore is still very small) in existing markets and geographical expansion to new markets.

5

We invested in the company during fiscal 3Q 2018 after the share price had fallen approximately 30% post several execution hiccups. We have found that short-term missteps for companies that have historically performed and executed well can lead investors to question the sustainability of the growth trajectory at attractive ROEs and that this can lead to sudden and often violent short-term share price movements. Our research indicated that the future was unlikely to be as favorable as the past but that conservative assumptions about the company’s opportunity set presented an attractive risk/reward trade-off. To compound the short-term execution hiccups and the developing negative sentiment about the business, the company announced, after our investment, that a Norwegian court had found the company liable for compensating home buyers for the presence in Norwegian homes of an insect called the gray silverfish. Protector sells home seller insurance and compensates home buyers if something pops up for the home buyer that reduces the value of the house that perhaps should have been disclosed during the purchase process. The irony of the gray silverfish is that it is increasingly prevalent in Norwegian homes, is harmless to housing structures or individuals, and—since it likes to eat paper—is effectively only a menace to books. The company and we are unsure how this relates to a reduction in value of a house that triggers an insurable event, but this is what a Norwegian court ruled. The court verdict was entirely unforeseen, and the company is vigorously fighting it. Who knows how the appeal will ultimately work out, but the short-term share price performance suffered. In the long term, we expect this to be a small blip in the fundamental performance of the company. The company’s cost advantage appears sustainable, the gray silverfish liability is manageable and the company’s growth prospects continue to be exciting. We are frustrated with our unfortunate timing of the initial purchase but believe that the company’s shares trade at a material discount to fundamental value.

Equities

One proxy for the broad overvaluation of equities is Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio (“CAPE Ratio” or “CAPE”). Shiller’s CAPE Ratio sums the earnings per share of the S&P 500’s constituent members for the last decade, inflation adjusts these figures, and then divides this figure by ten. This figure is then divided by the market index level. The result is that the CAPE Ratio adjusts for the cyclicality in corporate profits by not just dividing the market level by last year’s earnings but rather by a ten-year period, which is a rough proxy for corporate profitability over a market cycle.

6

Exhibit 1: Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio

S&P 500 Historical Price-to-Earnings Ratio (1/1926–12/2018)

Source: Robert Shiller, http://www.econ.yale.edu/~shiller/data.htm

As can be seen above, the CAPE Ratio is at 30.3x, which is approximately 68% above its long-term average of 18.0x. Given this ratio, we believe that the S&P 500 valuation level is discounting mid-single-digit annualized investment returns on a going-forward basis. This annualized return stands in contrast to our more conservative cost of equity capital estimate for the S&P 500 constituents of approximately 9–10%. Thus, we believe that, at current market levels, investors are buying a very long duration asset at prices that are 3–4% per annum above a more prudent and sound assessment of fundamental value. Consistent with Shiller’s P/E, ACR’s research indicates that the S&P 500, as a whole, appears to be substantially overvalued.

We use the CAPE ratio on the S&P 500 to illustrate the high level of U.S. stock prices, but the investment team has performed similar work on the S&P Midcap 400 Index and the S&P Small Cap 600 Index. In summary, our finding is that valuation levels increase demonstrably as one moves further down the market capitalization spectrum.

Additionally, given MQR’s global mandate, the investment team reviews index P/Es outside the U.S. as well. On a headline basis, the MSCI ACWI ex U.S. traded at a 13.0x trailing P/E multiple on November 30, 2018 while the S&P 500 traded at an 18.9x trailing P/E. However, our research has shown that nearly all the P/E discrepancy between the indices can be explained by the differences in constituency between the indices and their underlying growth rates. Foreign markets have a larger number of companies that are highly capital intensive that should have fundamentally lower P/E ratios, and the growth rates in developed Europe are lower than those in the U.S.

7

Credit

The MQR strategy can invest across the capital structure, including debt (e.g., corporate, real estate, structured credit, loans, claims) so long as those investments exceed our required rate of return expectation for the Fund and meet our stringent requirement for a margin of safety. As a proxy for the credit market, we choose to look at the ICE BofAML US High Yield Option-Adjusted-Spread (see Exhibit 2). While credit spreads widened somewhat during the last year to 430 basis points from near historical tight levels at the beginning of the year, spreads remained just below the historical average toward the end of 2018 in contrast to the more substantial drop in equity prices. This spread is measured over the spot U.S. Treasury curve and represents a yield of roughly 7.2%, suggesting that the average unsecured high yield bond would currently fall short of meeting our required return objective. Unsurprisingly, we were very selective in making credit investments in 2018. In the last year, the Fund has held about 6% of its capital in credit securities, which are secured structurally or collateralized by hard assets and generate double-digit yields. Collectively, these investments contributed a small positive return to the Fund this year. We look forward to a less benign environment, where credit spreads widen and bargains begin to emerge, allowing us to allocate additional capital in the Fund to credit investments.

Exhibit 2: BofA Merrill Lynch US High Yield II Option-Adjusted Spread

(12/1996–12/2018)

Source: Federal Reserve Bank of St. Louis, https://fred.stlouisfed.org/series/BAMLH0A0HYM2

Conclusion

While equity and credit markets remained at lofty levels during the past year, we were able to find attractive investments and increase MQR’s net exposure by capitalizing on market volatility, improving the Fund’s price-to-value statistic. Although the short-term price volatility of the Fund’s holdings is unknowable, ACR’s analysis indicates that each of the Fund’s investments are priced at a material discount to our estimate of fundamental value, which gives the investment team confidence that the Fund is positioned to generate attractive returns in future periods.

8

Thank you for your continued trust.

The ACR Investment Team

Appendix: ACR’s Investment Principles

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

9

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

10

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

11

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRI Equity Hedge (Total) Index and the MSCI ACWI Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

HFRI Equity Hedge Index consists of Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities.

MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,469 constituents, the index covers approximately 85% of the global investable equity opportunity set.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2018	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-0.68%	3.31%	12/31/14
Class I	-0.50%	3.49%	12/31/14
After deducting maximum sales charge
Class A1	-6.41%	1.75%	12/31/14
HFRI Equity Hedge (Total) Index	-2.07%	3.49%	12/31/14
MSCI ACWI Index	-0.46%	6.92%	12/31/14
¹	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class A shares were 2.13% and 1.72%, respectively, and for Class I shares were 1.92% and 1.51%, respectively, which were the amounts stated in the current prospectus dated April 1, 2018. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

12

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

13

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2018

Number of Shares		Value
	Common Stocks – 74.2%
	Communications – 14.3%
235,852	CenturyLink, Inc.[1]	$4,434,018
216,002	Liberty Global PLC*1,2	5,246,688
127,322	Liberty Latin America Ltd. - Class C*2	2,354,184
546,461	Vodafone Group PLC	1,180,656
147,138	Vodafone Group PLC - ADR[1]	3,161,996
		16,377,542
	Consumer Discretionary – 15.7%
95,955	Brembo S.p.A.	1,071,420
116,450	Cie Plastic Omnium S.A.	3,095,542
1,141,078	Domino's Pizza Group PLC	3,750,814
179,585	General Motors Co.	6,815,251
94,936	Tenneco, Inc.[1]	3,204,090
		17,937,117
	Consumer Staples – 0.2%
2,906	Danone S.A.	216,981

	Energy – 2.2%
332,789	Comstock Resources, Inc.*	2,535,852

	Financials – 15.7%
267,294	Barclays PLC - ADR	2,210,521
7,301	Fairfax Financial Holdings Ltd.[1,2]	3,449,942
3,000	Fairfax Financial Holdings Ltd.	1,418,334
160,528	Jefferies Financial Group, Inc.	3,507,537
24,711	JPMorgan Chase & Co.[1]	2,747,616
159,648	Kingstone Cos., Inc.[1,3]	2,519,245
35,000	MBIA, Inc.*	325,850
37,713	Power Corp. of Canada	752,160
203,010	Protector Forsikring A.S.A.*	1,074,541
		18,005,746
	Health Care – 1.0%
7,434	Johnson & Johnson[1]	1,092,055

	Industrials – 15.7%
129,782	Embraer S.A. - ADR	2,913,606
668,398	Eurocell PLC[3]	1,908,188
499,820	Howden Joinery Group PLC	2,845,560
132,524	Johnson Controls International PLC[2]	4,609,184
46,791	SPX Corp.*	1,384,078
113,168	SPX FLOW, Inc.*1	4,247,195
		17,907,811

14

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Materials – 0.9%
99,468	Resolute Forest Products, Inc.*1	1,091,164

	Real Estate – 4.0%
41,722	Howard Hughes Corp.*	4,621,129

	Technology – 4.5%
14,954	Dell Technologies, Inc. - Class V*1	1,577,348
31,788	Microsoft Corp.[1]	3,524,971
		5,102,319
	Total Common Stocks (Cost $82,820,677)	84,887,716

Principal Amount
	Corporate Bonds – 2.8%
	Energy – 2.8%
	Comstock Escrow Corp.
$3,500,000	9.750%, 8/15/2026[4,5]	3,185,000
	Total Corporate Bonds (Cost $3,423,507)	3,185,000

Number of Shares
	Preferred Stocks – 2.7%
	Energy – 2.7%
	Elk Petroleum, Inc. Series A
3,073	12.000%, 9/30/2021, 3.000% PIK[3,6,7]	3,119,095
	Total Preferred Stocks (Cost $3,073,000)	3,119,095

Principal Amount
	U.S. Treasury Bills – 13.5%
	United States Treasury Bill
$7,000,000	0.000%, 12/27/2018[1]	6,989,710
2,500,000	0.000%, 1/31/2019	2,490,628
6,000,000	0.000%, 2/28/2019	5,966,394
	Total U.S. Treasury Bills (Cost $15,445,154)	15,446,732

Number of Shares
	Short-Term Investments – 5.7%
6,483,607	Federated Treasury Obligations Fund - Institutional Class, 1.63%[8]	6,483,607
	Total Short-Term Investments (Cost $6,483,607)	6,483,607

15

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2018

Number of Shares		Value
	Total Investments – 98.9% (Cost $111,245,945)	$113,122,150
	Other Assets in Excess of Liabilities – 1.1%	1,273,597

	Total Net Assets – 100.0%	$114,395,747

	Securities Sold Short – (7.4)%
	Exchange-Traded Funds – (7.4)%
(43,581)	iShares Core S&P Small-Cap ETF	$(3,455,974)
(32,915)	iShares Russell 2000 ETF	(5,023,487)
	Total Exchange-Traded Funds (Proceeds $8,354,237)	(8,479,461)
	Total Securities Sold Short (Proceeds $8,354,237)	$(8,479,461)

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

PIK – Payment-in-Kind Interest

PLC – Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Illiquid security. The total value of these securities is $7,546,528 which represents 6.6% of Net Assets.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,185,000 which represents 2.8% of Net Assets.
[5]	Callable.
[6]	Security in a privately owned company.
[7]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 2.7% of Net Assets. The aggregate value of these securities is $3,119,095.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

16

ACR Multi-Strategy Quality Return (MQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	19.8%
Consumer Discretionary	18.2%
Communications	14.3%
Industrials	11.5%
Technology	4.5%
Materials	2.6%
Energy	2.2%
Health Care	0.9%
Consumer Staples	0.2%
Total Common Stocks	74.2%
Corporate Bonds	2.8%
Preferred Stocks	2.7%
U.S. Treasury Bills	13.5%
Short-Term Investments	5.7%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

17

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2018

Assets:
Investments, at value (cost $111,245,945)	$113,122,150
Cash deposited with broker for securities sold short	9,531,746
Receivables:
Fund shares sold	36,600
Dividends and interest	469,213
Prepaid expenses	33,652
Total assets	123,193,361

Liabilities:
Securities sold short, at value (proceeds $8,354,237)	8,479,461
Payables:
Fund shares redeemed	169,683
Advisory fees	71,896
Shareholder servicing fees (Note 8)	5,764
Distribution fees (Note 7)	1,522
Fund administration fees	21,748
Auditing fees	15,019
Custody fees	7,353
Trustees' deferred compensation (Note 3)	6,280
Transfer agent fees and expenses	4,784
Legal fees	2,417
Chief Compliance Officer fees	489
Fund accounting fees	237
Trustees' fees and expenses	209
Accrued other expenses	10,752
Total liabilities	8,797,614

Net Assets	$114,395,747

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$107,341,619
Total distributable earnings	7,054,128
Net Assets	$114,395,747

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$7,606,996
Shares of beneficial interest issued and outstanding	688,213
Redemption price per share	11.05
Maximum sales charge (5.75% of offering price)*	0.67
Maximum offering price to public	$11.72

Class I Shares:
Net assets applicable to shares outstanding	$106,788,751
Shares of beneficial interest issued and outstanding	9,601,857
Redemption price	$11.12

*	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

18

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $34,148)	$2,198,092
Interest	1,442,497
Total investment income	3,640,589

Expenses:
Advisory fees	1,095,841
Fund administration fees	137,691
Broker fees	132,751
Dividends on securities sold short	129,604
Transfer agent fees and expenses	65,519
Shareholder servicing fees - Class I (Note 8)	61,916
Shareholder servicing fees - Class A (Note 8)	1,893
Fund accounting fees	61,099
Registration fees	38,424
Shareholder reporting fees	20,056
Legal fees	17,998
Custody fees	16,750
Distribution fees (Note 7)	15,778
Auditing fees	15,001
Trustees' fees and expenses	14,458
Miscellaneous	12,089
Chief Compliance Officer fees	9,125
Insurance fees	3,208
Total expenses	1,849,201
Advisory fees waived	(295,373)
Fees paid indirectly (Note 3)	(6,458)
Net expenses	1,547,370
Net investment income	2,093,219

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,371,821
Purchased options contracts	(84,576)
Securities sold short	(990,796)
Written options contracts	18,856
Foreign currency transactions	9,767
Net realized gain	3,325,072
Net change in unrealized appreciation/depreciation on:
Investments	(7,427,993)
Securities sold short	726,936
Foreign currency translations	(794)
Net change in unrealized appreciation/depreciation	(6,701,851)
Reimbursement by affiliate (Note 3)	3,826
Net realized and unrealized loss	(3,372,953)

Net Decrease in Net Assets from Operations	$(1,279,734)

See accompanying Notes to Financial Statements.

19

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,093,219	$84,414
Net realized gain on investments, purchased options contracts, securities sold short, written options contracts and foreign currency transactions	3,325,072	1,151,874
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	(6,701,851)	6,804,577
Net increase from reimbursement by affiliate (Note 3)	3,826	-
Net increase (decrease) in net assets resulting from operations	(1,279,734)	8,040,865

Distributions to Shareholders:
Distributions[1]:
Class A	(58,940)
Class I	(1,176,647)
Total	(1,235,587)

From net realized gain:
Class A		(36,068)
Class I		(770,173)
Total		(806,241)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,717,469	2,841,982
Class I	41,032,398	49,196,851
Reinvestment of distributions:
Class A	54,130	31,537
Class I	1,075,402	599,343
Cost of shares redeemed:
Class A2	(706,773)	(824,499)
Class I3	(23,055,855)	(16,192,685)
Net increase in net assets from capital transactions	22,116,771	35,652,529

Total increase in net assets	19,601,450	42,887,153

Net Assets:
Beginning of period	94,794,297	51,907,144
End of period[4]	$114,395,747	$94,794,297

Capital Share Transactions:
Shares sold:
Class A	323,697	269,434
Class I	3,559,862	4,632,986
Shares reinvested:
Class A	4,790	3,095
Class I	94,833	58,702
Shares redeemed:
Class A	(61,808)	(77,368)
Class I	(2,009,119)	(1,532,220)
Net increase in capital share transactions	1,912,255	3,354,629

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $289 and $705, respectively.
[3]	Net of redemption fee proceeds of $8,768 and $4,428, respectively.
[4]	End of year net assets includes accumulated undistributed net investment income of $76,672 for the year ended November 30, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

20

ACR Multi-Strategy Quality Return (MQR) Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,			For the Period December 31, 2014* through November 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$11.26	$10.31	$9.84	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.19	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments, purchased options contracts, securities sold short, written options contracts and foreign currency	(0.26)	1.12	0.49	(0.10)
Net increase from reimbursement by affiliate (Note 3)	- [2,3]	-	-	-
Total from investment operations	(0.07)	1.11	0.47	(0.16)

Less Distributions:
From net realized gain	(0.14)	(0.16)	- [2]	-
Total distributions	(0.14)	(0.16)	- [2]	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$11.05	$11.26	$10.31	$9.84

Total return[4]	(0.68)%	10.90%	4.79%	(1.60)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,607	$4,748	$2,333	$445

Ratio of expenses to average net assets (including dividends on securities sold short and broker fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.89%[7]	2.07%[7]	2.25%[7]	3.58%[6,7]
After fees waived, expenses absorbed and fees paid indirectly	1.62%[7]	1.66%[7]	1.61%[7]	1.43%[6,7]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and broker fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.43%	(0.49)%	(0.85)%	(2.78)%[6]
After fees waived, expenses absorbed and fees paid indirectly	1.70%	(0.08)%	(0.21)%	(0.63)%[6]

Portfolio turnover rate	48%	33%	14%	5%[5]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's performance (Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.
[7]	If dividends on securities sold short and broker fees had been excluded, the expense ratios would have been lowered by 0.24% for the year ended November 30, 2018. For the periods ended November 30, 2017, 2016 and 2015, the ratios would have been lowered by 0.29%, 0.24% and 0.06%, respectively.

See accompanying Notes to Financial Statements.

21

ACR Multi-Strategy Quality Return (MQR) Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,			For the Period December 31, 2014* through November 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$11.32	$10.33	$9.85	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.22	0.01	- [2]	(0.04)
Net realized and unrealized gain (loss) on investments, purchased options contracts, securities sold short, written options contracts and foreign currency	(0.27)	1.14	0.48	(0.11)
Net increase from reimbursement by affiliate (Note 3)	- [2,3]	-	-	-
Total from investment operations	(0.05)	1.15	0.48	(0.15)

Less Distributions:
From net investment income	(0.01)	-	-	-
From net realized gain	(0.14)	(0.16)	- [2]	-
Total distributions	(0.15)	(0.16)	- [2]	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$11.12	$11.32	$10.33	$9.85

Total return[4]	(0.50)%	11.27%	4.89%	(1.50)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,789	$90,046	$49,574	$17,769

Ratio of expenses to average net assets (including dividends on securities sold short and broker fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.67%[7]	1.86%[7]	2.05%[7]	3.36%[6,7]
After fees waived, expenses absorbed and fees paid indirectly	1.40%[7]	1.45%[7]	1.41%[7]	1.21%[6,7]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and broker fees):
Before fees waived, expenses absorbed and fees paid indirectly	1.65%	(0.28)%	(0.65)%	(2.56)%[6]
After fees waived, expenses absorbed and fees paid indirectly	1.92%	0.13%	(0.01)%	(0.41)%[6]

Portfolio turnover rate	48%	33%	14%	5%[5]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's performance (Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.
[7]	If dividends on securities sold short and broker fees had been excluded, the expense ratios would have been lowered by 0.24% for the year ended November 30, 2018. For the periods ended November 30, 2017, 2016 and 2015, the ratios would have been lowered by 0.29%, 0.24% and 0.06%, respectively.

See accompanying Notes to Financial Statements.

22

November 30, 2018

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present our second annual investment report for the ACR International Quality Return (IQR) Fund (“IQR” or “IQR Fund” or “the Fund”) covering the period November 30, 2017 through November 30, 2018.

Communication is one of ACR’s core principles, and we firmly believe that clear communication is essential for intelligent shareholder decision-making. Without clear communication and an understanding of the Fund’s investment process, shareholders risk making suboptimal financial decisions. ACR seeks a shareholder base who remains committed to a long-term investment holding horizon and makes investment decisions based on logic and relevant facts rather than impulse or fear. A more stable shareholder base with a longer holding horizon allows the ACR investment team to appropriately execute the IQR Fund investment process.

Our aim with this annual report is to provide you the information you need to understand the performance and positioning of the IQR Fund. This report includes a summary and discussion of the Fund’s performance and its audited financial statements. In addition, our website, www.acr-investfunds.com, provides a wealth of information about the Fund and ACR. We would also encourage you to read ACR’s investment principles (attached as an appendix to this letter) as these underpin the IQR investment process.

We understand that your trust and confidence in ACR, and the IQR Fund, is contingent upon the integrity between ACR’s words and actions, and ultimately the IQR Fund’s investment results. The ACR investment team will strive to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision- making.

Sincerely,

Willem Schilpzand, CFA ®

Portfolio Manager

23

Management’s Discussion of Fund’s Performance

The net performance of the Fund’s I Class shares for fiscal year 2018, from November 30, 2017 to November 30, 2018, was -8.20% vs. -8.12% for the Fund’s benchmark, the MSCI All Country World Index Ex-U.S. 2018 was a frustrating year, and both the Fund’s absolute and relative returns disappointed.

Negative performance years will happen and by itself are not a reason for frustration or disappointment. We are disappointed, however, that the Fund’s performance did not hold up better in a down market when you consider that, we believe, we held a select group of quality companies with attractive fundamentals at reasonably attractive valuation levels and that the Fund held a 40% average cash balance throughout the year. Here is where our source of frustration comes in. The Fund was negatively impacted by outsized share price drops for two of our portfolio companies related to, what we consider, transitory events with limited impact on value. Further, two of our portfolio companies faced unrelenting selling pressure in their shares after announcing a transaction that, our research indicates, should turn out to be highly shareholder accretive over the medium-term.

Under most situations, rational individuals love getting a deal or a discount. When the price of goods drops, people buy more of them. They view this as getting more of something for a similar price. This sensible reasoning, however, appears to break down in the stock market. The stock market is a strange place, where customers appear to run out of the store when things go on sale. Conversely, investors appear to love jumping on the bandwagon with a stock whose share price has already appreciated materially. Irrational market movements can be amplified by high frequency traders, quantitative funds with a momentum bias, price insensitive index funds and short-term focused sell side analyst recommendations. Superficially, this all appears reasonable. Who wouldn’t want to own a well performing business, one functioning under very favorable competitive conditions and/or whose positive share price performance makes investors feel smarter and appears to confirm the intelligence of their investment decisions? Additionally, who wouldn’t want to sell a company that faces short-term headwinds, has undergone execution problems, and/or whose negative share price performance tells the investor daily that he/she might be missing something? The problem with this type of reasoning is that it misses the vital component of price.

Warren Buffett has stated, “you pay a high price in the stock market for a cheery consensus,” and we believe the opposite is also the case. Our portfolio companies are firmly in the negative consensus bucket and are very attractively priced in relation to our expectations for solid underlying corporate performance over the medium-term. ACR spends its efforts and time analyzing business results, adjusting accounting statements, investigating where a company is in its business cycle, evaluating a company’s competitive field, researching a company’s risk factors, studying a company’s strategic options and management’s prowess and estimating a company’s normalized earnings power and growth prospects. These items should determine the share price performance of a company over time, but this fundamental work is not reliable in supporting higher share prices in the short-term. Thankfully this is the case, otherwise everyone would be doing what ACR does and that would imply that prices would never become too irrational, either on the up or downside, and would reduce the inefficiencies that ACR attempts to take advantage of to generate longer-term attractive returns.

24

Fiscal 2018 was frustrating and disappointing, but solid positive progress was made during the year. We were able to reduce the Fund’s cash balance from 45% at the beginning of fiscal year 2018 to 35% at the end. This level of investment at very attractive prices should set the portfolio up for solid performance over the medium-term. Additionally, our remaining cash balance still provides a level of downside protection and the opportunity to deploy more capital at attractive forward-going returns if volatility continues. In the remainder of this letter we will articulate the Fund’s investment objective, provide a backdrop for the 2018 fiscal year, elaborate on the points that impacted the Fund’s performance and explain why we continue to have confidence in our ability to meet the Fund’s investment objective over a full market cycle.

IQR Fund Investment Objective

The IQR Fund’s investment objective is to protect capital from permanent impairment while providing a return above the Fund’s cost of capital and the Fund’s benchmark over a full market cycle.

Fiscal 2018 Market Backdrop and Performance

The global economic setup for 2018 was generally positive with a reasonably favorable backdrop across global markets at the start of the year. U.S. Q4 2017 GDP grew at a 2.6% annualized rate, and the unemployment rate remained at a multiyear low of 4.1%. Investor optimism for tax reform was high, with the belief it would spur more investment and stronger growth. Similarly, Eurozone economic data started the year off strong with Q4 2017 annualized GDP growth of 2.5%, the fastest rate in a decade. The improvement was largely attributed to higher business spending in France, where President Macron cut taxes, reduced government regulation and introduced labor market reforms. There appeared to be positive signs that Macron and Germany’s Chancellor, Angela Merkel, would be able to counteract the growing global trends of populism and isolationism by further integrating the European Union (“EU”) and passing structural reforms. Potential EU reforms could include; a common EU army, larger EU emergency funding mechanisms, a more powerful EU banking union, and more aligned individual country budget plans (i.e., some countries to spend less, while other countries should spend more). The Eurozone’s unemployment trends were also moving in the right direction with the unemployment rate at 8.7% at the start of 2018, down 1 percent from the prior year. Additionally, the European Central Bank (“ECB”) reiterated that interest rates would not increase until well beyond the end of the quantitative easing program and that persistently low inflation supported the ECB’s continuation of its significant bond buying stimulus program. In Asia, the Japanese economy had a reasonably more positive outlook for the domestic economy. In addition, Chinese stocks were coming off a very strong stock market rally in 2017 on the back of strong price momentum in large Chinese internet and technology stocks. The Chinese economy had a positive outlook due to sustained government stimulus and a continued shift to a more consumer spending driven economy.

In ACR’s view, as explained in other ACR investment communications, the high level of global optimism appeared somewhat unwarranted. China’s financial indebtedness and dependence on unsustainable credit growth, driven by aggressive infrastructure spending, continued to be a growth risk for the global economy. Additionally, the challenges within the EU (e.g., an unfinished monetary union, large competitiveness gaps between member states, large debt differences between member states, growing wealth inequality, challenging demographic characteristics) would not be easy to overcome without significant structural reforms that, to us, appeared unlikely. Combining these potential risks with a global expansion that appeared to be closer to the end than the beginning, cyclically high corporate profit margins, and elevated stock valuation multiples, our view was one of caution (hence the Fund’s cash balance).

25

In hindsight, 2018 turned out to be quite a bumpy year and taking a cautious stance was rewarded (despite unfavorable stock specific events that are discussed later). Early in the year, markets became volatile as investors priced in that the U.S. Federal Reserve would raise interest rates faster than previously expected due to a strengthening U.S. economy. Higher expected U.S. interest rates led to a rise in the U.S. dollar, and this in turn led to severe declines in emerging market currencies and specific trouble for Argentina, Turkey, India and South Africa. This was followed by emerging concerns over deteriorating US-China trade relations. The potential outcomes of trade frictions gyrated investor expectations, which remained a theme for stock volatility throughout the remainder of the year. This was further compounded by worries of swelling U.S. government debt levels and resurfacing political uncertainty in the U.K., Italy, Germany, France, and Spain. After a robust 2017, Eurozone GDP growth disappointed and slowed to a multi-year low. There was also no shortage of political uncertainties in 2018, including the comeback of “hard Brexit” fears, two populist parties elected to govern Italy, a tense standoff between Italy and the E.U. over the Italian budget, and Spain ousting its prime minister amid a political fundraising scandal. Further, Germany’s stable and dependable Chancellor, Merkel, lost power to parties with more extreme views, and the “yellow vests” protests in France undermined Macron’s structural reform program. Instead of Europe becoming a counterforce against the rise of global populism, a study conducted by the Guardian suggested that one in four Europeans voted populist in 2018. In China, escalating trade tensions pushed most Chinese stocks downward, and slower industrial and retail sales growth highlighted a slowing Chinese economy. In this context, the MSCI All Country World Index Ex-U.S. benchmark declined 8.12%.

What Went Right and What Went Wrong in Fiscal 2018?

What Went Wrong?

The Fund had a favorable set-up to the year, but still the outcome for fiscal 2018 was disappointing. Several items contributed to this short-term outcome.

1.	Transitory Events Led to Large Share Price Declines

The largest negative contributor to the Fund’s fiscal 2018 performance was Protector Forsikring, with a drop in its share price in the high-30s percent. Protector Forsikring is a Norwegian insurance company with a long-term track record of very attractive growth (approximately 20% per year) at very attractive returns (approximately 20% returns on equity (“ROE”)). The source of the attractive ROEs is the company’s route to market and its entrepreneurial and productive workforce that allows it to have a significant cost advantage over its competitors. The company’s growth has come from market share gains (the company has an approximate $450 million market cap and therefore is still very small) in existing markets and geographical expansion to new markets.

26

We invested in the company during fiscal 3Q 2018 after the share price had fallen approximately 30% post several execution hiccups. We have found that short-term missteps for companies that have historically performed and executed well can lead investors to question the sustainability of the growth trajectory at attractive ROEs and that this can lead to sudden and often violent short-term share price movements. Our research indicated that the future was unlikely to be as favorable as the past but that conservative assumptions about the company’s opportunity set presented an attractive risk/reward trade-off. To compound the short-term execution hiccups and the developing negative sentiment about the business, the company announced, after our investment, that a Norwegian court had found the company liable for compensating home buyers for the presence in Norwegian homes of an insect called the Gray Silverfish. Protector sells home seller insurance and compensates home buyers if something pops up for the home buyer that reduces the value of the house and that perhaps should have been disclosed during the purchase process. The irony of the Gray Silverfish is that it is increasingly prevalent in Norwegian homes, is harmless to housing structures or individuals and and—since it likes to eat paper—is effectively only a menace to books. The company and we are unsure how this relates to a drop of value in the house that triggers an insurable event, but this is what a Norwegian court ruled. The court verdict was entirely unforeseen, and the company is vigorously fighting it. Who knows how the appeal will ultimately work out, but the short-term share price performance suffered. In the long term we, expect this to be a small blip in the fundamental performance of the company. The company’s cost advantage appears sustainable, the Gray Silverfish liability is manageable and the company’s growth prospects continue to be exciting. We are frustrated with our unfortunate timing of the initial purchase but are excited that we were able to add to our position at materially lower prices and thereby improve our prospective return of the investment.

The Fund’s second worst performer was Plastic Omnium (“POM”) with a drop in its share price in the high-30s percent as well. POM is a France-based global automotive component supplier and it is difficult to find an industry in the global equity market that was more hated in fiscal 2018 than the overall automotive industry. The negative sentiment in the global auto industry related to; a potential peak in U.S. car sales, high investment levels needed to transition from internal combustion engines to electric engines, fears about the sustainability of China’s auto demand, and autonomous ride sharing services negating the need for car ownership in the future. We are not blind to these risks, but our specific investments in the automotive industry have very limited exposure to the above risks, in addition to our research indicating that the above risks are probably overhyped. POM mostly provides plastic bumpers and modules for auto manufacturers. Regardless of the power train (internal combustion, hybrid or electric) and the mode of mobility (an individual, autonomous or ride sharing), cars will continue to require these components that POM provides. Plastic materials also have the added benefit of being lighter than alternative car body materials and thereby reduce the overall weight of the car and increase energy efficiency. Additionally, plastic provides 100% conductivity of radar waves for sensors, a very important advantage versus other materials as the cars of the future will have significantly more sensors imbedded in the car body parts and modules. We believe that the benefits of plastic for auto body parts will continue to provide a secular tailwind to the company’s revenue growth. POM also has the added benefit of having a global manufacturing footprint, and therefore it is a preferred partner for auto manufacturers across their geographical locations. Lastly, we are not too concerned about global auto production levels, besides in China, but do make significant cyclical adjustments to our cash flow forecasts to incorporate a potential sizeable drop in global auto demand. Auto related companies have had a horrendous year, from a share price perspective, and we believe that certain auto manufacturers and auto part suppliers deserve to have low valuation multiples compared to current earnings as the level of their future earnings are unlikely to approximate current levels. According to our research, POM is not in this group. POM’s share price has dropped at a similar level to most auto-related companies, but our research indicates that its prospects are differentiated, as discussed above. Further, POM’s family-controlled independence and low debt level give management the ability to operate and invest in the business with a longer-term horizon in mind than typically seen in the industry. Time will tell, but we consider the company’s share price drop in fiscal 2018 as irrational, remain excited about the longer-term prospects of the business and have added exposure to the company throughout the year.

27

2.	The Confounding Negative Share Price Reactions to an Announced Transaction

The Fund’s third and fourth worst performers were our investment in Vodafone (“VOD”) and Liberty Global (“LBTY”) as both companies were down in the mid-20s percent during fiscal 2018. VOD is one of the largest global telecommunication companies, and LBTY is a European cable company with a high-quality broadband network. We have been on record communicating that we believed both companies were independently well-positioned strategically and attractively priced. Additionally, we stated that we saw a compelling case for the businesses to merge parts, or all, of their portfolios as they had complementary assets in overlapping geographies. VOD is predominately a mobile communication business, and LBTY is nearly entirely a broadband and cable business. Increasingly, the EU is “converging” service offers and offering customers a bundle of mobile phone, broadband internet, TV and landline phone (i.e., the “quad play” or “converged” offer). The reasons for offering converged offers is sensible: There are significant cost synergies to be obtained from combining a mobile and broadband network, customers prefer an integrated offer that is often at a lower price than the sum of the parts, and customers switch providers less frequently with a bundled offer and thereby provide a higher lifetime value to the service provider.

In May 2018, VOD announced it was acquiring several of LBTY’s broadband assets in various overlapping geographies for approximately €19 billion. The transaction multiple was approximately 11x earnings before interest, tax, depreciation and amortization (“EBITDA”). We were happy with the strategic merits of the transaction and the price paid. We believed that 11x EBITDA was a fair price to pay from VOD’s perspective, considering it allows VOD to save significant costs from combining a mobile and broadband network, accelerate growth, and increase its free cash flow (“FCF”). Additionally, we believed that LBTY got an attractive 11x EBITDA for assets that we internally valued closer to 9-10x EBITDA. From our perspective, it is a win-win. We scratched our heads when VOD’s and LBTY’s share price declined by approximately 20% from the date of the acquisition announcement to the end of fiscal year 2018.

28

We have read many reasons for why both stocks sold down, but, none to us hold longer-term relevance. The VOD concerns relate to the increase in debt post the acquisition close, the shorter-term impact on FCF, and the associated cash flow coverage of the company’s attractive dividend payment. It is true that the company will take on more debt and that integration expenses might create short-term operational cash flow shortages; however, what we believe is not commonly understood is that this transaction significantly improves VOD’s business quality by increasing the exposure to the more stable broadband product. This will allow the company to offer fully converged services on a larger part of its geographical footprint and benefit from the positive attributes related to convergence that we discussed above. Additionally, according to our research, VOD stands to generate significantly more FCF over the medium term with the transaction than without it. We consider the share price sell-off as irrational and have added exposure to the company throughout the year. From LBTY’s perspective, we have read statements that 11x EBITDA was too low, that the company could make an expensive acquisition with the proceeds received from VOD, and that the remaining businesses are of lower quality than the businesses sold. We disagree with the first and second premise for the following reasons: the divestment price was higher than what we incorporated in our valuation, LBTY’s management has repeatedly stated that they don’t expect to acquire anything, and all proceeds at current valuation levels would likely go to share repurchases. We agree with the third premise, but once again this ignores the vital component of price for the remaining assets. From our research, the implied valuation for the remaining LBTY fully-operated businesses (i.e., UK, Switzerland, some Central Europe) is between 5-6x EBITDA. LBTY completed the sale of its Austria business to Deutsche Telecom for approximately 11x in mid-2018 and is in the process of selling assets to VOD for approximately 11x as well. Based on our research, LBTY is very cheap, especially if the deal proceeds are used to repurchase shares near today’s very attractive level. We hope the share price stays depressed until the share repurchase is complete and we have added exposure to LBTY throughout the year.

What Went Right?

While the scoreboard for fiscal 2018 doesn’t highlight a lot of positive outcomes, we believe that the Fund made significant positive progress during the year. Below are a couple of examples.

1.	Investments Sold in Fiscal 2018

We sold three investments in fiscal 2018. We sold IWG Plc, Senior Plc and Embraer S.A at very attractive absolute investment returns (what we focus on), but also at returns that were significantly higher than what the benchmark provided over the same respective timeframes. We later repurchased Embraer after its share price declined significantly from the level at which we sold it.

2.	Low Level of Negative Adjustments to Our Estimates of Fundamental Value

The Fund faced plenty of cases where our portfolio companies’ share prices declined, but this is not what we grade our investment success on. We, instead, focus on underlying corporate performance and whether something happened during the year that required us to lower our estimate of the company’s fundamental value. Then we evaluate whether the negative value adjustments were due to something we could have foreseen and therefore should have incorporated before investing (i.e., an investment mistake), whether the negative event was effectively unknowable prior to making the investment (i.e., bad luck) or whether the negative event was realized while our investment case had put a lower than 100% probability on this negative event occurring (i.e., either bad luck or a mistake).

29

We had to make a negative value adjustment for Protector Forsikring after the company announced the liability created by the Norwegian court ruling related to the Gray Silverfish. We still don’t understand the merits of this case and consider this to be squarely in the bad luck category. On another portfolio company, Johnson Controls, we had to reduce our estimate of value due to a pending disposal at an insufficient price. Johnson Controls agreed to sell its Power business for a lower than expected valuation and must pay a significant tax bill post selling the business, further reducing the capital the business will be able to retain from selling the Power business. The company also signaled that some of the divestment proceeds might go towards acquiring a business to expand its Building Technology platform. The risk of selling the Power business at an insufficient price has been realized, and the risk of acquiring something expensive versus returning FCF to shareholders has increased. We believe this is mostly a mistake on our part as we overestimated the capital allocation competence of the new management team. Small value adjustments were made to Vodafone and Liberty Global due to rulings by the EU telecom regulator that should make life more difficult for both companies. While it is true that these rulings could never have been predicted, we still consider this a mistake as history has shown that the EU telecom regulator tends to put punitive clauses on current operators and provide favorable treatment to new entrants. We were too sanguine about the prospects of the telecom regulator being more hands-off and allowing market forces to drive competition, market shares and profitability.

Overall, while we never like to make negative adjustments to our estimate of a company’s fundamental value, unforeseen events happen, and mistakes occur. This is the reason why we require a discount to our estimate of fundamental value (i.e., a margin of safety) so that we should still earn a reasonable return even if negative events occur over time. Additionally, this is also the reason why we strive to have approximately twenty investments in the Fund’s portfolio, so we have sufficient diversification to balance out the negative and positive events across the Fund’s portfolio. Fiscal 2018 saw relatively few negative adjustments at relatively low negative adjustment levels, and were compensated for by positive developments in other portfolio companies, including IWG, Senior, Embraer and Sulzer.

3.	New Investments

Share price volatility and our disciplined investment work allowed us to reduce the cash balance by approximately 10% throughout fiscal 2018. We added five new investments in 2018 and we are excited about each one of them. Several of the new investments have faced continued share price pressure, but we consider this more short-term momentum and sentiment noise rather than warranted declines in the companies’ share prices. During fiscal 2018, and years before as well, we have come across many research reports that speak negatively about a company’s investment merits due to uncertainty. The research firm Bernstein even came out publicly and stated that the entire UK market is “uninvestable” due to Brexit uncertainty. People want to hear and feel certainty, but we, at ACR, continue to follow our disciplined investment process and continue to have the courage to invest under times of uncertainty and in companies facing negative sentiment and/or negative share price developments if our process supports us doing so. We realize that nothing in the investment world is certain and that a proper evaluation of a company’s fundamental value requires sufficient scenarios to gauge risk and upside. Our view on uncertainty aligns with Voltaire when he stated, “doubt is not a pleasant condition, but certainty is absurd.” The fiscal 2018 scoreboard did not reflect much progress in the Fund’s portfolio, but we believe that we have assembled a solid group of companies and that the Fund’s prospective return has improved due to the actions taken in fiscal 2018.

30

Why We Remain Confident in Obtaining the Fund’s Investment Objective Over a Full Market Cycle

The most important aspect of the Fund’s investment objective is to not impair capital. Over the Fund’s two-year history, we have yet to reduce our estimate of fundamental value of any company we have owned below the level that it would impair capital on that investment. As a reminder, we make new investments at a sufficient discount to our estimate of fundamental value (usually 20%+), and no investment has required us to make a negative value adjustment that would eat up the entire margin of safety. Hence, so far, we have avoided impairing capital on any security, let alone on a portfolio level.

The IQR Fund’s two-year performance is currently below our objective of providing a return above the Fund’s cost of capital and the Fund’s benchmark over a full market cycle. While disappointing so far, the full market cycle criterion has not been met. The full market cycle criterion has two components that are vital to understand. The first one is that this cycle refers to a multi-year period, and the second one relates to a period that includes both an up-cycle for share prices and a sufficient down-cycle for share prices. The multi-year timeframe was specifically included to allow the ACR investment team to focus on longer-term corporate fundamentals and performance. We can’t forecast short-term price movements, and we believe, building an investment process around guessing future price movements is speculation, not investment. In the short-term, the stock market is a “voting machine” where company prices are set by the marginal bullish or bearish investor, but over the longer-term it is a “weighing machine” that should reflect the underlying fundamentals of a business. If we are approximately accurate in estimating the longer-term or normalized corporate performance of our investment companies, the longer-term returns should take care of themselves, irrespective of the short-term performance. We also include an up and down-cycle in share prices in our definition as little investment acumen can be discerned from solely analyzing performance within a bull market or a bear market. In one direction markets, either the eternal bull or the eternal bear stands to produce attractive returns. Markets function in cycles, and an investment manager should be judged on the absolute return generated through this market cycle. For us this is important as we tend to hold more cash in potentially overvalued markets when opportunities are scarce (e.g., fiscal 2017) and tend to allocate capital when markets become more volatile and new investment opportunities are uncovered (e.g., fiscal 2018). As previously discussed, in down markets, the short-term momentum can bring share prices well below our estimates of fundamental value, even after we have invested. Over the longer-term, if our assessment of the company’s corporate performance is approximately accurate, these investments should provide attractive returns.

31

All of this means that we believe the process we adhere to and the disciplined research we perform has been in line with obtaining our investment objectives over a full market cycle (measured as a timeframe from a peak market level to the next peak market level and inclusive of a greater than 20% index decline in between the two index price peaks). To put some numbers behind this, we started fiscal 2018 with 55% invested with an equity portfolio “Price to Value (“P/V”)” statistic of 0.78 and a required return of 9.9%. The required return for the portfolio is the weighted average discount rate applied to value the individual companies that comprise the portfolio. The individual discount rate, or required return, for a respective company, in turn, is dependent on the company’s quantitative and qualitative risks. The above portfolio statistics imply that if the portfolio was left exactly the same, if our estimates of value were approximately accurate, and the gap between price and value closed over a five-year period, we would expect an approximate 15% annualized investment return on our allocation to equities (((1/0.78)^(1/5)+9.9%)-1). Since we had 55% invested, we would expect an approximate 8.2% annualized return for the total portfolio (15% x 55%) with the optionality of further deploying 45% of the Fund’s capital. At the end of fiscal 2018, the equity investment level was 65%, the P/V was 0.66 and the portfolio required return was 9.7%. The end of fiscal 2018 math would imply an approximate 18% annualized investment return on the equities (((1/0.66)^(1/5)+9.7%)-1) or approximately 12% annualized for the portfolio, with still an ability to deploy 35% of the Fund’s capital. In other words, during fiscal 2018 we were able to improve the prospective investment return of our equities from 15% to approximately 18% and we were able to increase the Fund’s investment level from 55% to 65%. The improvement in the prospective return of the Fund over the next five-year period effectively compensates for the Fund’s -8.2% performance during fiscal 2018. Hence, we are just as comfortable with our expectation for meeting the Fund’s objective as we were at the end of fiscal 2017. Additionally, we look forward to deploying the Fund’s remaining 35% cash balance in attractive investment opportunities to further improve the Fund’s longer-term prospective returns.

Thank you for your continued trust,

Willem Schilpzand, CFA ®

Portfolio Manager

32

Appendix: ACR’s Investment Principles

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

33

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

34

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

35

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI ACWI ex USA Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,866 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of November 30, 2018	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-8.27%	-0.39%	12/30/16
Class I	-8.20%	-0.25%	12/30/16
After deducting maximum sales charge
Class A1	-13.54%	-3.42%	12/30/16
MSCI ACWI ex USA Index	-8.12%	7.22%	12/30/16
¹	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class A shares were 4.32% and 1.45%, respectively, and for Class I shares were 4.16% and 1.29%, respectively, which were the amounts stated in the current prospectus dated April 1, 2018. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

36

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

37

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2018

Number of Shares		Value
	Common Stocks – 65.5%
	Brazil – 4.5%
37,180	Embraer S.A. - ADR	$834,691

	Canada – 4.3%
1,695	Fairfax Financial Holdings Ltd.[1]	801,359

	France – 8.3%
37,400	Cie Plastic Omnium S.A.	994,189
7,379	Danone S.A.	550,965
		1,545,154
	Ireland – 3.1%
16,725	Johnson Controls International PLC[1]	581,696

	Italy – 4.4%
73,141	Brembo S.p.A.	816,682

	Norway – 9.3%
100,743	Multiconsult A.S.A.[2,3]	787,799
178,419	Protector Forsikring A.S.A.*	944,380
		1,732,179
	Switzerland – 4.7%
9,200	Sulzer A.G.	863,117

	United Kingdom – 22.3%
72,500	Domino's Pizza Group PLC	238,313
382,000	Eurocell PLC[3]	1,090,559
123,500	Howden Joinery Group PLC	703,106
28,978	Liberty Global PLC*1	703,876
29,100	Liberty Latin America Ltd. - Class C*1	538,059
40,232	Vodafone Group PLC - ADR	864,586
		4,138,499
	United States – 4.6%
22,802	SPX FLOW, Inc.*	855,759
	Total Common Stocks (cost $13,728,665)	12,169,136

	Short-Term Investments – 11.1%
2,068,103	Federated Treasury Obligations Fund - Institutional Class, 1.63%[4]	2,068,103
	Total Short-Term Investments (Cost $2,068,103)	2,068,103

38

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2018

Principal Amount		Value
	U.S. Treasury Bills – 23.5%
	United States – 23.5%
	United States Treasury Bill
$2,050,000	0.000%, 12/27/2018	$2,046,986
270,000	0.000%, 1/31/2019	268,988
2,050,000	0.000%, 2/28/2019	2,038,518
		4,354,492
	Total U.S. Treasury Bills (Cost $4,354,047)	4,354,492

	Total Investments – 100.1% (Cost $20,150,815)	18,591,731

	Liabilities in Excess of Other Assets – (0.1)%	(11,601)

	Total Net Assets – 100.0%	$18,580,130

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $787,799 which represents 4.2% of Net Assets.
[3]	Illiquid security. The total value of these securities is $1,878,358 which represents 10.1% of Net Assets.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

39

ACR International Quality Return (IQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrials	21.1%
Consumer Discretionary	14.8%
Communications	11.3%
Financials	9.4%
Materials	5.9%
Consumer Staples	3.0%
Total Common Stocks	65.5%
Short-Term Investments	11.1%
U.S. Treasury Bills	23.5%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

40

ACR International Quality Return (IQR) Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2018

Assets:
Investments, at value (cost $20,150,815)	$18,591,731
Receivables:
Dividends and interest	27,748
Due from Advisor	3,498
Prepaid expenses	20,144
Total assets	18,643,121

Liabilities:
Payables:
Fund shares redeemed	4,283
Shareholder servicing fees (Note 8)	1,135
Due to Custodian	21
Distribution fees (Note 7)	1
Auditing fees	14,868
Fund administration fees	11,082
Transfer agent fees and expenses	7,870
Custody fees	6,598
Trustees' deferred compensation (Note 3)	5,917
Legal fees	4,468
Chief Compliance Officer fees	720
Trustees' fees and expenses	622
Accrued other expenses	5,406
Total liabilities	62,991

Net Assets	$18,580,130

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$19,836,181
Total distributable loss	(1,256,051)
Net Assets	$18,580,130

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$4,962
Shares of beneficial interest issued and outstanding	504
Redemption price per share	9.85
Maximum sales charge (5.75% of offering price)*	0.60
Maximum offering price to public	$10.45

Class I Shares:
Net assets applicable to shares outstanding	$18,575,168
Shares of beneficial interest issued and outstanding	1,883,591
Redemption price	$9.86

*	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

41

ACR International Quality Return (IQR) Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $13,996)	$222,884
Interest	117,250
Total investment income	340,134

Expenses:
Advisory fees	178,382
Fund administration fees	65,406
Transfer agent fees and expenses	41,602
Registration fees	39,000
Fund accounting fees	35,626
Legal fees	18,202
Shareholder servicing fees - Class I (Note 8)	17,809
Auditing fees	15,002
Custody fees	14,264
Trustees' fees and expenses	13,820
Chief Compliance Officer fees	9,125
Miscellaneous	6,501
Insurance fees	3,315
Shareholder reporting fees	2,139
Offering costs	1,909
Interest expense	21
Distribution fees (Note 7)	14
Total expenses	462,137
Advisory fees waived	(178,382)
Other expenses absorbed	(63,872)
Fees paid indirectly (Note 3)	(5,819)
Net expenses	214,064
Net investment income	126,070

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	179,675
Foreign currency transactions	(3,067)
Net realized gain	176,608
Net change in unrealized appreciation/depreciation on:
Investments	(2,021,345)
Foreign currency translations	(109)
Net change in unrealized appreciation/depreciation	(2,021,454)
Reimbursement by affiliate (Note 3)	1,010
Net realized and unrealized loss	(1,843,836)

Net Decrease in Net Assets from Operations	$(1,717,766)

See accompanying Notes to Financial Statements.

42

ACR International Quality Return (IQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Period December 30, 2016* through November 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$126,070	$22,876
Net realized gain on investments and foreign currency transactions	176,608	100,541
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,021,454)	462,277
Net increase from reimbursement by affiliate (Note 3)	1,010	-
Net increase (decrease) in net assets resulting from operations	(1,717,766)	585,694

Distributions to Shareholders:
Distributions[1]:
Class A	(42)	-
Class I	(136,011)	-
Total	(136,053)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	-	5,000
Class I	6,738,823	13,998,920
Reinvestment of distributions:
Class A	41	-
Class I	136,012	-
Cost of shares redeemed:
Class I2	(762,562)	(267,979)
Net increase in net assets from capital transactions	6,112,314	13,735,941

Total increase in net assets	4,258,495	14,321,635

Net Assets:
Beginning of period	14,321,635	-
End of period[3]	$18,580,130	$14,321,635

Capital Share Transactions:
Shares sold:
Class A	-	500
Class I	623,717	1,346,635
Shares reinvested:
Class A	4	-
Class I	12,629	-
Shares redeemed:
Class I	(73,782)	(25,608)
Net increase in capital share transactions	562,568	1,321,527

*	Commencement of operations.
[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $162 and $51, respectively.
[3]	End of year net assets includes accumulated undistributed net investment income of $35,212 for the year ended November 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

43

ACR International Quality Return (IQR) Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2018	For the Period December 30, 2016* through November 30, 2017
Net asset value, beginning of period	$10.82	$10.00
Income from Investment Operations:
Net investment income[1]	0.06	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.95)	0.81
Net increase from reimbursement by affiliate (Note 3)	- [2,3]	-
Total from investment operations	(0.89)	0.82

Less Distributions:
From net investment income	(0.01)	-
From net realized gain	(0.07)	-
Total distributions	(0.08)	-

Net asset value, end of period	$9.85	$10.82

Total return[4]	(8.27)%	8.20%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5	$6

Ratio of expenses to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	2.74%	4.22%[6]
After fees waived, expenses absorbed and fees paid indirectly	1.35%	1.35%[6]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	(0.84)%	(2.79)%[6]
After fees waived, expenses absorbed and fees paid indirectly	0.55%	0.08%[6]

Portfolio turnover rate	52%	9%[5]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's performance (Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

44

ACR International Quality Return (IQR) Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2018	For the Period December 30, 2016* through November 30, 2017
Net asset value, beginning of period	$10.84	$10.00
Income from Investment Operations:
Net investment income[1]	0.08	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.96)	0.82
Net increase from reimbursement by affiliate (Note 3)	- [2,3]	-
Total from investment operations	(0.88)	0.84

Less Distributions:
From net investment income	(0.03)	-
From net realized gain	(0.07)	-
Total distributions	(0.10)	-

Redemption fee proceeds[1]	- [2]	- [2]

Net asset value, end of period	$9.86	$10.84

Total return[4]	(8.20)%	8.40%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,575	$14,316

Ratio of expenses to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	2.59%	4.06%[6]
After fees waived, expenses absorbed and fees paid indirectly	1.20%	1.19%[6]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	(0.69)%	(2.62)%[6]
After fees waived, expenses absorbed and fees paid indirectly	0.70%	0.25%[6]

Portfolio turnover rate	52%	9%[5]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's performance (Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

45

ACR Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2018

Note 1 – Organization

ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series and a non-diversified series, respectively, of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The ACR Multi-Strategy Quality Return (MQR) Fund seeks to preserve capital from permanent loss during periods of economic decline, and to provide above average absolute and relative returns in the long run. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Class A and Class I.

The ACR International Quality Return (IQR) Fund seeks to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and above the Fund’s benchmark over a full market cycle. The Fund commenced investment operations on December 30, 2016, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

46

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

(b) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

47

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

While not significant to the total portfolio, the ACR Multi-Strategy Quality Return (MQR) Fund holds preferred equity instruments in its investment portfolio that contain payment-in-kind (“PIK”) interest. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. These non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though the Fund may not have collected the PIK interest in cash. The Fund will stop accruing PIK interest and will write off any accrued and uncollected interest when it is determined that such PIK interest is no longer collectible.

The ACR International Quality Return (IQR) Fund incurred offering costs of approximately $31,786, which are being amortized over a one-year period from December 30, 2016 (commencement of operations).

(e) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2016 - 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

(g) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

48

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with ACR Alpine Capital Research, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until March 31, 2019 for the Funds, and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the expense cap by Fund and by Class.

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class I Shares†
ACR Multi-Strategy Quality Return (MQR) Fund	1.00%	1.40%	1.25%
ACR International Quality Return (IQR) Fund	1.00%	1.40%	1.25%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended November 30, 2018, the Advisor waived a portion of its fees and absorbed other expenses totaling $295,373 for the ACR Multi-Strategy Quality Return (MQR) Fund and $242,254 for the ACR International Quality Return (IQR) Fund, respectively. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2018, the amount of these potentially recoverable expenses were $835,557 and $504,650, respectively. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
2019	$257,928	$-
2020	282,256	262,396
2021	295,373	242,254
Total	$835,557	$504,650

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended November 30, 2018, are reported on the Statement of Operations.

49

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2018, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2018, are reported on the Statements of Operations.

During the year ended November 30, 2018, the Advisor reimbursed the ACR Multi-Strategy Quality Return (MQR) Fund and the ACR International Quality Return (IQR) Fund $3,826 and $1,010, respectively, for errors during processing. These amounts are reported on the Fund’s Statement of Operations and Statements of Changes in Net Assets under the caption “Reimbursement by affiliate.” These reimbursements had no impact on the Fund’s performance.

Note 4 – Federal Income Taxes

At November 30, 2018, the cost of securities and the proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation of investments and securities sold short for federal income tax purposes were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Cost of investments	$103,112,245	$20,153,170

Gross unrealized appreciation	$8,648,550	$175,610
Gross unrealized depreciation	(7,118,106)	(1,737,049)

Net unrealized appreciation (depreciation) on investments and securities sold short	$1,530,444	$(1,561,439)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

50

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Loss)
ACR Multi-Strategy Quality Return (MQR) Fund	$77,373	$(77,373)
ACR International Quality Return (IQR) Fund	542	(542)

As of November 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Undistributed ordinary income	$2,869,500	$122,442
Undistributed long-term capital gains	2,654,162	183,039
Accumulated earnings	5,523,662	305,481

Accumulated capital and other losses	-	-
Unrealized appreciation (depreciation) on investments and securities sold short	1,530,444	(1,561,439)
Unrealized appreciation (depreciation) on foreign currency translations	22	(93)
Total accumulated earnings (deficit)	$7,054,128	$(1,256,051)

The tax character of distributions paid during the periods ended November 30, 2018 and November 30, 2017, respectively, was as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund		ACR International Quality Return (IQR) Fund
Distribution paid from:	2018	2017	2018	2017
Ordinary income	$76,703	$552,017	$136,053	$-
Net long-term capital gains	1,158,884	254,224	-	-
Total taxable distributions	$1,235,587	$806,241	$136,053	$-

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended November 30, 2018 and November 30, 2017, respectively, the ACR Multi-Strategy Quality Return (MQR) Fund received $9,057 and $5,133, respectively, in redemption fees. For the year ended November 30, 2018 and the period December 30, 2016 (commencement of operations) through November 30, 2017, the ACR International Quality Return (IQR) Fund received $162 and $51 in redemption fees, respectively.

51

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

Note 6 – Investment Transactions

For the year ended November 30, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
ACR Multi-Strategy Quality Return (MQR) Fund	$66,912,351	$36,690,529	$8,987,586	$7,897,790
ACR International Quality Return (IQR) Fund	11,778,436	5,554,862	-	-

Note 7 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I shares do not pay any distribution fees.

For the year ended November 30, 2018, distribution fees incurred are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.05% of average daily net assets of Class A shares and 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2018, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
52

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2018, in valuing the Funds’ assets carried at fair value:

ACR Multi-Strategy Quality Return (MQR) Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Common Stocks	$69,744,014	$15,143,702	$-	$84,887,716
Corporate Bond	-	3,185,000	-	3,185,000
Preferred Stocks	-	-	3,119,095	3,119,095
U.S. Treasury Bills	-	15,446,732	-	15,446,732
Short-Term Investments	6,483,607	-	-	6,483,607
Total Assets	$76,227,621	$33,775,434	$3,119,095	$113,122,150

Liabilities
Securities Sold Short
Exchange-Traded Funds	8,479,461	-	-	8,479,461
Total Liabilities	$8,479,461	$-	$-	$8,479,461

53

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

ACR International Quality Return (IQR) Fund	Level 1	Level 2	Level 3*	Total
Assets
Investments
Common Stocks	$5,180,026	$6,989,110	$-	$12,169,136
U.S. Treasury Bills	-	4,354,492	-	4,354,492
Short-Term Investments	2,068,103	-	-	2,068,103
Total Investments	$7,248,129	$11,343,602	$-	$18,591,731

*	The Fund did not hold any Level 3 securities at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

ACR Multi-Strategy Quality Return (MQR) Fund
Beginning balance November 30, 2017	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Total unrealized appreciation/(depreciation)	46,095
Net purchases	3,000,000
Payment-in-Kind (PIK) Interest	73,000
Net sales	-
Balance as of November 30, 2018	$3,119,095

As of November 30, 2018, ACR Multi-Strategy Quality Return (MQR) Fund held a Level 3 Series A perpetual preferred stock in Elk Petroleum, Inc. (EPI, a Delaware limited liability company). The preferred stock is valued using Market Yield Analysis as determined in good faith by the Fund’s advisor, reviewed and approved by the Valuation Committee.

Industry	Fair Value at 11/30/18	Valuation Techniques	Unobservable Inputs	Range (Weighted Avg.)
Energy	$3,119,095	Market Yield Analysis	Yield to maturity Years to maturity	17.5% (17.5%) 3 years (3 years)

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

54

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2018 are as follows:

ACR Multi-Strategy Quality Return (MQR) Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(84,576)	$18,856
Total	$(84,576)	$18,856

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of November 30, 2018 are as follows:

ACR Multi-Strategy Quality Return (MQR) Fund
Derivatives not designated as hedging instruments	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$2,861,840
Options Contracts - Written	Average Notional Value	$(2,654,960)

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds each declared the payment of distributions to be paid, on December 17, 2018, to shareholders of record on December 14, 2018 as follows:

		Short Term Capital Gain	Long Term Capital Gain	Income
ACR Multi-Strategy Quality Return (MQR) Fund	Class A Shares	$0.09355	$0.29555	$0.23940
ACR Multi-Strategy Quality Return (MQR) Fund	Class I Shares	0.09355	0.29555	0.25826
ACR International Quality Return (IQR) Fund	Class A Shares	None	0.09577	0.05840
ACR International Quality Return (IQR) Fund	Class I Shares	None	0.09577	0.06535

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the ACR Funds and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (the “Funds”), each a series of Investment Managers Series Trust II, including the schedules of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015, and the related notes (collectively referred to as the “financial statements”) (with respect to ACR International Quality Return (IQR) Fund, the statement of changes and financial highlights for the year then ended and for the period December 30, 2016 (commencement of operations) to November 30, 2017). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, brokers, and counter party. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2019

56

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended November 30, 2018, the Multi-Strategy Quality Return (MQR) Fund designates $1,158,884 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended November 30, 2018, 75.88% and 100%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any), for the Multi-Strategy Quality Return (MQR) Fund and the International Quality Return (IQR) Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended November 30, 2018, 47.54% of the dividends paid from net investment income, including short-term capital gains, (if any), for the Multi-Strategy Quality Return (MQR) Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 955-9552. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	2	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	2	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	General Finance Corporation.

57

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	2	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	2	Investment Managers Series Trust, a registered investment company (includes 67 portfolios).
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

58

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
59

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on October 17, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and ACR Alpine Capital Research, LLC (the “Investment Advisor”) with respect to the ACR Multi-Strategy Quality Return (MQR) Fund (the “MQR Fund”) and the ACR International Quality Return (IQR) Fund (the “IQR Fund” and together with the MQR Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended July 31, 2018; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The MQR Fund’s total return for the one-year period was higher than the Peer Group and Tactical Allocation Fund Universe median returns and the HFRI Equity Hedge (Total) Index return, but lower than the MSCI All Country World Index return by 1.89%. The Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns and the HFRI Index return, but below the MSCI Index return by 2.65%. In 2017 the Fund received a five-star rating from Morningstar, and in 2018 the Fund received a four-star rating from Morningstar. The Board considered the Investment Advisor’s belief that the Fund’s underperformance over the one-year period compared to the MSCI Index was due to the Fund’s defensive positioning, including the Fund’s cash position and its short position in a U.S. small-cap exchange-traded fund, and noted the Investment Advisor’s observation that the Fund had significantly less risk than the MSCI Index. The Board also considered that that the Fund’s annualized total returns for the one- and three-year periods ranked the Fund in the top quartile of the Peer Group and Fund Universe for those periods.
60

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The IQR Fund’s total return for the one-year period was lower than the Peer Group median return, the Foreign Large Blend Fund Universe median return, and the MSCI All Country World Ex-USA Index return by 2.20%, 3.68%, and 4.46%, respectively. The Board considered the Investment Advisor’s belief that the Fund’s underperformance was due largely to the Fund’s significant cash position in connection with the launch of the Fund, and that the Fund’s performance was improving, as the Fund’s returns for the three- and six-month periods had exceeded all of those measures. The Board also considered that the Fund had been operating for a short period, and that performance over longer periods would be more meaningful.

The Board considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The MQR Fund’s annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and Tactical Allocation Fund Universe medians by 0.25%. The Trustees considered the Investment Advisor’s observations that in the previous year, Morningstar had included the Fund in Morningstar’s Multialternative fund universe, and in that previous year, the Fund’s advisory fee had been the same as the peer group median and lower than the Multialternative fund universe; that the Investment Advisor believed the Multialternative fund universe to be a more appropriate category for the Fund than the Tactical Allocation Fund Universe, because unlike most other funds in the Tactical Allocation Fund Universe, the Fund’s investment strategies require significant fundamental research and focus on a broad number of asset classes including equities, debt, international investments, derivatives and real estate investment trusts; and that as a result the Fund’s advisory fee was higher than the Fund’s current Peer Group and Fund Universe medians. The Trustees noted that the Fund’s advisory fee rate is higher than the asset-based fee earned by the Investment Advisor from a private fund it managed using similar strategies as the Fund, but that the private fund pays a significant performance-based fee to the investment advisor. The Trustees also noted that the Fund’s advisory fee was the same as that of the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.24% and 0.27%, respectively. The Trustees considered that the annual total expenses of the Fund were likely above those of the Peer Group funds as a result of the Fund’s higher investment advisory fee. The Trustees also noted that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Fund Universe, and significantly lower than the average net assets of corresponding classes of funds in the Peer Group, and that certain of those other funds also had significant assets in other classes.

61

ACR Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The IQR Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and higher than the Foreign Large Blend Fund Universe median by 0.25%. The Trustees noted that the Investment Advisor does not manage any private funds or other accounts with the same objectives and strategies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also noted that the Fund’s advisory fee was the same as that of the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group median and Fund Universe median by 0.08% and 0.38%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended July 31, 2018, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the IQR Fund, had waived a portion of its advisory fee with respect to the MQR Fund, and had not realized a profit with respect to the IQR Fund.  Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the MQR Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

62

ACR Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ACR Multi-Strategy Quality Return (MQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/18	11/30/18	6/1/18 – 11/30/18
Class A	Actual Performance	$ 1,000.00	$ 960.90	$ 7.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.54	7.59
Class I	Actual Performance	1,000.00	961.90	6.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.76	6.37

*	Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.26% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.
63

ACR Funds

EXPENSE EXAMPLES – Continued

For the Six Months Ended November 30, 2018 (Unaudited)

ACR International Quality Return (IQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/18	11/30/18	6/1/18 – 11/30/18
Class A	Actual Performance	$ 1,000.00	$ 897.90	$ 6.49
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.23	6.90
Class I	Actual Performance	1,000.00	898.00	$ 5.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.07

*	Expenses are equal to the Fund’s annualized expense ratios of 1.36% and 1.20% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.
64

ACR Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

ACR Alpine Capital Research, LLC

8000 Maryland Avenue, Suite 700

Saint Louis, Missouri 63105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
ACR Multi-Strategy Quality Return (MQR) Fund – Class A	MQRAX	46141T 703
ACR Multi-Strategy Quality Return (MQR) Fund – Class I	MQRIX	46141T 802
ACR International Quality Return (IQR) Fund – Class A	IQRAX	46141T 661
ACR International Quality Return (IQR) Fund – Class I	IQRIX	46141T 653

Privacy Principles of the ACR Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the ACR Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 955-9552 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (855) 955-9552 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (855) 955-9552. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 955-9552.

ACR Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 955-9552

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-955-9552.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(c)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	02/08/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	02/08/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	02/08/2019